SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event

reported): July 25, 2005

OCTEL CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-13879	98-0181725
(State or other jurisdictions of Incorporation)	Commission File Number	(I.R.S. employer identification number)

Octel Corp., Global House, Bailey Lane, Manchester, UK	M90 4AA
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: 011 - 44 -161- 498 - 8889

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

The press release dated July 25, 2005 announced Octel Corp.’s results for the second quarter ended June 30, 2005. The press release is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 2.02, including the attached Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

99.1	Press Release, dated July 25, 2005, announcing financial results for the second quarter ended June 30, 2005.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCTEL CORP.

By:	/S/ Paul W. Jennings
Name:	Paul W. Jennings
Title:	President and Chief Executive Officer

Date: July 25, 2005

3

EXHIBIT INDEX

Exhibit Number
99.1	Press Release, dated July 25, 2005, announcing financial results for the second quarter ended June 30, 2005.